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                                                                EXHIBIT 10.10(b)


                                      NOTE

$35,000,000                                                          May 6, 1994
                                                               Chicago, Illinois


  On or before the Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of Continental Bank N.A. at the principal office of Continental Bank N.A. (the "Agent"), in Chicago, Illinois, Thirty-Five Million Dollars ($35,000,000) or, if less, the aggregate unpaid amount of all Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

  The undersigned further promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

  This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of May 6, 1994 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, certain financial institutions (including the payee) and the Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

  In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

  This Note is made under and governed by the internal laws of the State of Illinois.

                                        LARIZZA INDUSTRIES, INC.


                                        By /s/ Terence C. Seikel
                                        Title Chief Financial Officer
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Schedule Attached to Note dated May 6, 1994 of LARIZZA INDUSTRIES, INC. payable to the order of Continental Bank N.A.

Date and             Date and
Amount of            Amount of
Loan or of           Repayment or of
conversion from      conversion into                    Unpaid
another type of      another type of        Interest    Principal     Notation
Loan                 Loan                   Period      Balance       Made by

                            1.  FLOATING RATE LOANS

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                             2.  EURODOLLAR LOANS

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